UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

OMEROS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-34475	91-1663741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Elliott Avenue West Seattle, WA		98119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	OMER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of 2017 Omnibus Incentive Compensation Plan

Omeros Corporation (“Omeros” or the “Company”) held its 2023 Annual Meeting of Shareholders on June 23, 2023 (the “Annual Meeting”). Shareholders voting at the Annual Meeting approved a proposal to amend the Omeros Corporation 2017 Omnibus Incentive Compensation Plan (the “Plan”), by the vote set forth under Item 5.07 below.

Under the amended Plan (the “Amended Plan”), the aggregate number of shares authorized for issuance was increased by 5,000,000 shares to a total of 17,600,000 shares.

The foregoing description of the Amended Plan is qualified in its entirety by reference to the description of the Amended Plan set forth in Omeros’ definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 17, 2023 and the text of the Amended Plan, a copy of which is included herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Shareholders of record at the close of business on April 18, 2023 were entitled to vote 62,828,765 shares of common stock at the Annual Meeting. A total of 44,954,201 shares (71.55%) were represented at the Annual Meeting in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the final voting results for each matter.

(1)	The following individuals were elected to serve as directors by the vote set forth below. Thomas J. Cable, Peter A. Demopulos, M.D. and Diana T. Perkinson, M.D. were elected as Class II directors, each to serve until the 2026 Annual Meeting of Shareholders, or, in each case, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

	For	Against	Abstain	Broker Non-Votes
Thomas J. Cable	20,457,217	3,060,252	274,280	21,162,452
Peter A. Demopulos, M.D.	19,746,509	3,790,993	254,247	21,162,452
Diana T. Perkinson, M.D.	22,079,366	1,449,074	263,309	21,162,452

(2)	Shareholders approved an advisory resolution regarding the compensation of Omeros’ named executive officers as reported in the proxy statement for the 2023 Annual Meeting of Shareholders by the vote set forth below.

For	Against	Abstain	Broker Non-Votes
20,792,271	2,594,301	405,177	21,162,452

(3)	A majority of shareholders voted for 1 Year on an advisory vote on the frequency of future advisory votes on executive compensation by the vote set forth below.

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
8,693,970	1,499,814	13,477,480	120,485	21,162,452

Based on these results, Omeros’ Board of Directors has determined to hold an advisory vote on the compensation of its named executive officers every year.

(4)	Shareholders approved an amendment to the Omeros Corporation 2017 Omnibus Incentive Compensation Plan to increase the number of authorized shares by the vote set forth below.

For	Against	Abstain	Broker Non-Votes
16,336,870	6,676,986	777,893	21,162,452

(5)	Shareholders ratified the appointment of Ernst & Young LLP as Omeros’ independent registered public accounting firm for the fiscal year ending December 31, 2023 by the vote set forth below.

For	Against	Abstain	Broker Non-Votes
43,281,380	1,089,067	583,754	—

Item 9.01 (d) Exhibits.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Omeros Corporation 2017 Omnibus Incentive Compensation Plan (as amended effective June 23, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEROS CORPORATION

Date: June 28, 2023	By:	/s/ Gregory A. Demopulos
Gregory A. Demopulos, M.D.
President, Chief Executive Officer and
Chairman of the Board of Directors